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                                                              Exhibit 10.15
                                                              -------------

                                Merck & Co., Inc.

                   Amendment to Conditions of Employment

          All employees, upon acceptance of employment with Merck & Co., Inc. (the "Company"), are required to sign the Company's standard "Conditions of Employment" agreement regarding matters such as confidentiality, ownership of inventions, and Company policies and regulations. A copy of the Conditions of Employment agreement you signed is attached for your reference. Employees of Merck-Medco Managed Care, L.L.C. (with its subsidiaries, collectively "Medco") enter into agreements which contain non-competition, non-solicitation, and other undertakings. As a result of the merger of Medco with Merck, and in consideration of your having been exposed to, and in the future being exposed to, confidential information concerning Medco and the "Business" as defined below, it is necessary to request Merck employees who work for Medco to also agree to non-competition and non-solicitation provisions. Accordingly, the following paragraphs 8, 9, 10 and 11 will be incorporated into and made part of your "Conditions of Employment" agreement upon your signature to this Amendment:

          8. During my employment at Medco and for a period of one (1) year after the termination of such employment, for any reason, absent the Company's express prior written approval, I will not (as an individual, principal, agent, employee, consultant, or otherwise), directly or indirectly, in any territory that Medco does business and/or markets its products and services, engage in any activities that are competitive with, nor render services to any firm or business engaged or about to become engaged in competition with Medco, which includes, but is not limited to: (i) the third party prescription drug claims processing business;
               (ii) the marketing of or consulting as to prescription drug benefit plans; (iii) the pharmacy benefit management or disease management businesses; (iv) the organization and administration of retail pharmacy networks; (v) the provision of prescription drugs through mail service; and/or
               (vi) any other business in which Medco is then engaged as to which I have acquired confidential information (hereinafter collectively the "Business"). In addition, I will not have an equity interest in any such firm or business other than as a 1% or less shareholder of a public corporation. This Agreement does not prevent my employment with a prescription pharmaceutical company, a part of which is engaged in the Business, so long as my responsibilities do not include any activity competitive with the Business, and I so certify to Medco in writing on a quarterly basis during the one-year term specified above.

          9. During my employment at Medco and for a period of two (2) years after the termination of such employment, for any reason, I will not, on behalf of myself or any other person, firm, or organization, directly or indirectly: (i) induce, or attempt to induce, any employees, agents, or consultants of Medco or the Company to do anything from which I am restricted by reason hereof; (ii) offer or aid others to offer employment to any employees, agents or consultants of Medco or the Company who are involved in the Business; and/or (iii) contact or solicit any of Medco's or the Company's customers or targeted potential customers for the purpose of offering products or services that directly or indirectly compete or interfere with the Business.

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          10.  (a) In consideration of my agreement and the restrictions contained in this Amendment to the "Conditions of Employment" agreement, the Company agrees: (i) if, while I am employed at Medco, the Company terminates my employment for reasons other than cause and I am not then eligible for retirement from active service, I shall be entitled to twelve (12) monthly payments at my then monthly base rate, subject to withholding and any deductions for benefit coverage. For purposes of this Agreement, I will be deemed an inactive employee until the earlier of the expiration of such monthly payment period or until I obtain employment elsewhere. During such inactive employee status, I may continue to participate in any benefit plans in which I participated at the time of my termination other than any disability plans; (ii) if, while I am employed at Medco, the Company terminates my employment for reasons other than cause and I retire from active service, then I shall be entitled to the above number of monthly payments at my then monthly base rate, subject to withholding; (iii) should I die prior to receiving all monthly payments to which I am entitled to hereunder, any remaining payments shall be paid in a lump sum to my estate.

               (b) This Agreement shall be construed in accordance with and governed for all purposes by the laws and public policy of New Jersey, without regard to principles of conflict of laws. If I breach any of the provisions of the "Conditions of Employment" agreement (including this Amendment), then, in addition to any other rights or remedies of the Company, the Company shall have no obligation to make any monthly payments to me and any status as an inactive employee will then terminate immediately.

          11. The term "Company" as used in the "Conditions of Employment" agreement (including this Amendment) shall be deemed to include Medco.

          The provisions of paragraphs 8 and 9 shall be construed, and limited or reduced if necessary, by a court so as to be enforceable to the maximum extent permitted by applicable law and, without limiting any remedy available, shall be enforceable by injunctive or equitable relief.

          Please sign and return a copy of this Amendment confirming your agreement hereto.

                                /s/ Richard Clark

                                --------------------------------------
                                  Richard Clark


                                January 29, 1999

                                --------------------------------------
                                Date

Enclosure

                                /s/ Bert Weinstein

                                --------------------------------------
                                Signature of Company Representative

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                             MERCK & CO., INC.

                            CONDITIONS OF EMPLOYMENT

Prepare in Duplicate

          The purpose of this statement is to define the conditions which a new employee accepts when he joins Merck & Co., Inc. ("the Company"). The employee's signature indicates that he understands this statement and agrees to abide by it. A copy is provided to the new employee in order to avoid any possible misunderstandings regarding the provisions of this agreement.

          1. I will abide by all the policies and regulations of the Company, will subscribe to the Company's Group Life Insurance Plan and will join and qualify under the Company's Retirement Income Plan as soon as I am eligible under the terms of the Plan. I have received and read booklets describing the Group Life Insurance Plan and the Company's Retirement Income Plan. I also agree that I will be subject to Workmen's Compensation Laws of the state or states in which I will be employed by the Company.

          2. I will devote my best efforts to the service of the Company, will perform such duties as may be assigned to me and will not engage in other employment and/or activities that conflict with or impair my obligations as an employee of the Company.

          3. I will not, during or at any time after the period of my employment by the Company, use for myself or others or divulge or convey to others any information, knowledge, data or property relating to the Company's business in any way obtained by me while employed by the Company other than published material properly in the public domain unless authorized by the Company in writing or by established Company procedures. This includes but is not limited to information, knowledge, data or property concerning any process, apparatus or product manufactured, used, developed, investigated or considered by the Company.

          4. All memoranda, notes, records, papers or other documents (and all copies thereof) relating to the Company's business and all property associated therewith (such as but not confined to organisms, compounds and models) in any way obtained by me while employed by the Company shall be the Company's property and shall be delivered by me to the Company on termination of employment or at any time on the Company's request together with my written certification of compliance. This includes but is not limited to such documents and property concerning any process, apparatus or product manufactured, used, developed, investigated or considered by the Company.

          5. All inventions or discoveries relating to the Company's business which I conceive or make while employed by the Company shall be the Company's property. Any invention

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               relating to the Company's business disclosed by me within one year following the termination of this employment shall be deemed to fall within this provision, unless proved to have been conceived and made following such termination.

          6. When requested by the Company, whether during or subsequent to this employment, I will execute patent applications and other instruments considered necessary by the Company to apply for and obtain Letters Patent of the United States and foreign countries covering such inventions or discoveries and will make assignments and execute other instruments necessary to convey to the Company ownership and exclusive rights in such inventions, discoveries, patent applications and patents.

          7. The Company shall bear all expenses connected with such patents, patent applications and maintenance of patent protection, and if services in connection therewith are performed by me at the request of the Company after termination of this employment, the Company shall pay reasonable compensation for such post-employment services.

Signature of New Employee /s/ Richard T. Clark, Jr.     Date August 14, 1972
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                            Reports to D. O. Kennedy

Signature of Company Representative /s/ H. J. Hurst     Date August 14, 1972
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